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                                                                       EXHIBIT B

                       CERTIFICATE PURSUANT TO 18 U.S.C.
                            SECTION 1350, AS ADOPTED
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, the undersigned officers of Fortress Registered Investment Trust (the "Company"), hereby certify, to the best of their knowledge, that the Company's Report oN Form N-CSR for the period ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 10, 2006


/s/ Wesley R. Edens
-------------------------------------
Name: Wesley R. Edens
Title: Chief Executive Officer


/s/ Jeffrey Rosenthal
-------------------------------------
Name: Jeffrey Rosenthal
Title: Chief Financial Officer


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